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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) August 30, 2005

       CWHEQ, INC. (as depositor under the Sale and Servicing Agreement, dated as of August 30, 2005, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2005-D).

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

         Delaware                    333-126790                 87-0698310
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


                4500 Park Granada
              Calabasas, California                 91302
              ---------------------               ----------
              (Address of Principal               (Zip Code)
                Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8.
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Item 8.01. Other Events.
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Description of the Notes and the Mortgage Pool*
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     On August 30, 2005, CWHEQ, Inc. (the "Company") entered into a Sale and
Servicing Agreement dated as of August 30, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2005-D (the "Trust") and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2005-D (the "Notes"). The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

     The Company, CHL, Park Monaco Inc. ("Park Monaco") and Countrywide LFT LLC ("CLFT"), as sellers, entered into a Purchase Agreement, dated as of August
30, 2005 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.2.

     The Trust and the Indenture Trustee entered into an Indenture, dated as of August 30, 2005 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

     In addition to the above agreements, Financial Security Assurance Inc. issued a Financial Guaranty Insurance Policy, dated August 30, 2005 (the "Insurance Policy"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Insurance Policy is annexed hereto as Exhibit 99.4.

     Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company entered into a Trust Agreement, dated as of August 24, 2005 (the "Trust Agreement"), providing for the creation of the Trust. The Trust Agreement is annexed hereto as Exhibit 99.5.





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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2005 and the Prospectus Supplement dated August 26, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-D (the "Prospectus").

Section 9.
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Item 9.01. Financial Statements, Pro Forma Financial
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     Information And Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

99.1 The Sale and Servicing Agreement, dated as of August 30, 2005, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of August 30, 2005, by and between the Company, CHL, Park Monaco and CLFT.

99.3 The Indenture, dated as of August 30, 2005, by and between the Trust and the Indenture Trustee.

99.4 The Insurance Policy, dated as of August 30, 2005, issued by Financial Security Assurance Inc.

99.5 The Trust Agreement, dated as of August 24, 2005, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2005                    CWHEQ, INC.






                                             By:  /s/ Leon Daniels, Jr.
                                                  --------------------------
                                                    Name:  Leon Daniels, Jr.
                                                    Title:  Vice President



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

EXHIBIT INDEX
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Exhibit           Description
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99.1  The Sale and Servicing Agreement, dated as of August 30, 2005, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of August 30, 2005, by and between the Company, CHL, Park Monaco and CLFT.

99.3 The Indenture, dated as of August 30, 2005, by and between the Trust and the Indenture Trustee.

99.4 The Insurance Policy, dated as of August 30, 2005, issued by Financial Security Assurance Inc.

99.5 The Trust Agreement, dated as of August 24, 2005, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.



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